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Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


                  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 8, 2001, in the Registration Statement (Form SB-2 No. 333-00000) and related Prospectus of Red Bell Brewing Company dated April 19, 2001.



April 20, 2001                          /s/ HJ Jump, Scutellaro and Company, LLP
Toms River, New Jersey





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